UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 4, 2003
                                                           -----------------


                               Donegal Group Inc.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                           0-15341                   23-2424711
----------------------------     -------------------------   ------------------
(State or other jurisdiction     (Commission file number )   (IRS employer
 of incorporation)                                           identification no.)


1195 River Road, Marietta, Pennsylvania                       17547
---------------------------------------                       -----
(Address of principal executive offices)                   (Zip code)

         Registrant's telephone number, including area code: (888) 877-0600
                                                             --------------


                                       N/A
                                      ----
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  Exhibit No.                       Description

                     99.1 Press release issued by Donegal Group Inc. (the "Company") dated September 4, 2003





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              DONEGAL GROUP INC.


Date:   September 4, 2003                          By:/s/ Ralph G. Spontak
                                                   -----------------------------
                                                   Ralph G. Spontak, Senior Vice
                                                   President, Chief Financial
                                                   Officer and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number                     Description

    99.1 Press release dated September 4, 2003 issued by the Company.